UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously announced, on November 11, 2015, Molson Coors Brewing Company (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Anheuser-Busch InBev SA/NV (“ABI”) to acquire, contingent upon the closing of the acquisition of SABMiller plc (“SABMiller”) by ABI pursuant to the transaction announced on November 11, 2015, all of SABMiller’s interest in MillerCoors LLC (“MillerCoors”) and all trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico for $12.0 billion in cash, subject to downward adjustment as described in the Purchase Agreement (the “Acquisition”). Following the closing of the Acquisition, the Company will own 100% of the outstanding equity interests of MillerCoors. The Acquisition is based on the terms and subject to the conditions set forth in the Purchase Agreement, as described in the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2015.

This Current Report on Form 8-K is being filed by the Company to provide (i) unaudited consolidated financial statements of MillerCoors as of September 30, 2015, and December 31, 2014, and for the nine months ended September 30, 2015, and 2014, and (ii) unaudited pro forma condensed combined financial information giving effect to the Acquisition for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of MillerCoors as of December 31, 2014, and 2013 and for the years ended December 31, 2014, 2013 and 2012 are incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of MillerCoors as of September 30, 2015, and December 31, 2014, and for the nine months ended September 30, 2015, and 2014 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The consent of PricewaterhouseCoopers LLP, MillerCoors’ independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information giving effect to the Acquisition is filed as Exhibit 99.3 hereto and incorporated herein by reference:

(i)   Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015;

(ii)  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014; and

(iii) Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015.

(d)    Exhibits:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1

Audited Consolidated Financial Statements of MillerCoors as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to Exhibit 99 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014).

99.2	Unaudited Interim Condensed Consolidated Financial Statements of MillerCoors as of September 30, 2015, and December 31, 2014, and for the nine months ended September 30, 2015, and 2014.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: January 26, 2016	By:	/s/ BRIAN C. TABOLT
Brian C. Tabolt
Controller
(Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1

Audited Consolidated Financial Statements of MillerCoors as of December 31, 2014, and 2013 and for the years ended December 31, 2014, 2013 and 2012 (incorporated by reference to Exhibit 99 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014).

99.2	Unaudited Interim Condensed Consolidated Financial Statements of MillerCoors as of September 30, 2015, and December 31, 2014, and for the nine months ended September 30, 2015 and 2014.

99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015.